28

                 BAR HARBOR BANKSHARES
                    82 Main Street
                 Bar Harbor, ME  04609






                                      September 6, 2000




Dear Stockholder:

The 2000 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 3, 2000 in the Atlantic Oakes Conference Center, located next to the Bay Ferries Terminal on Route 3 in Bar Harbor,
Maine. The Directors and Officers join me in inviting you to attend this meeting and the reception, which will follow.

Enclosed are the Clerk's official Notice of Annual
Meeting, a Proxy Statement and the Form of Proxy.
Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

We look forward to seeing you on October 3rd. Please join us for the reception even if you are unable to attend the business meeting.

                              Very truly yours,


                               Dean S. Read
                              President and Chief
Executive Officer

Enclosures



   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

     Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the envelope provided.

     If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.



                 BAR HARBOR BANKSHARES




       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD OCTOBER 3, 2000


Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine on October 3, 2000 at 11:00 a.m. to consider and act upon the following proposals.

     1. To elect four persons to serve as Directors for a term of one year.
     2. To elect three persons to serve as Directors for a term of two years.
     3. To elect three persons to serve as Directors for a term of three years.
     4. To set the number of Directors for the ensuing year at 10.
     5.  To approve the Bar Harbor Bankshares Incentive
     Stock Option Plan
     6.  To approve the Bar Harbor Bankshares Non-
       Qualified Directors Stock Option Plan
     7. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank for the ensuing year.
     8.  To transact such other business as may
       properly come before the meeting or any
       adjournment thereof.

Stockholders of record as of the close of business on August 18, 2000 will be entitled to notice of and to vote at the meeting.

By Order of the Board of Directors




Marsha C. Sawyer, Clerk
                 BAR HARBOR BANKSHARES
                    82 Main Street
                 Bar Harbor, ME  04609

            ANNUAL MEETING OF STOCKHOLDERS
          TO BE HELD TUESDAY, OCTOBER 3, 2000

PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Bar Harbor Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The Meeting will be held on Tuesday, October 3, 2000 at 11:00 a.m. at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine. The official Notice of the Annual
Meeting of Stockholders accompanies this Statement. A
Form of Proxy for use at the meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about September 6, 2000.

     Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally or by telephone, e-mail or facsimile transmission. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of August 18, 2000, the Company had outstanding
3,345,614 shares of its common stock (the Common
Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 18, 2000 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting.
Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.

     As of August 18, 2000, to the knowledge of the Company, Bernard K. Cough was the only beneficial owner of 5% or more of the Company's common stock. Mr.
Cough's address is 5 Norman Road, Bar Harbor, ME
04609.

     The following table lists, as of August 18, 2000, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and nominee and by all principal officers and directors of the Company as a group.

                              Amount            Amount
                    Direct    of       Indirec  of
                    Benefic   Direct   t        Indirec  Percen
Director            ial       Benefic  Benefic  t          t
                    Ownersh   ial      ial      Benefic    of
                    ip        Ownersh  Ownersh  ial      Class
                              ip       ip       Ownersh
                                                ip
Paul G. Ahern       Direct    0                 0        *
Thomas A. Colwell   Direct    5,400    Indirec  0        *
                                       t
Warren Cook         Direct    1,000             0        *
Bernard K. Cough    Direct    130,830  Indirec  38,740   5.07
                                       t
Dwight L. Eaton     Direct    11,843            0        *
Ruth S. Foster      Direct    3,350             0        *
H. Lee Judd         Direct    2,000    Indirec  5,500    *
                                       t
Dean S. Read        Direct    1,000             0        *
John P. Reeves      Direct    14,692   Indirec  11,370   *
                                       t
Lynda Z. Tyson      Direct    1,650    Indirec  150      *
                                       t
Total Ownership of all        172,391           55,860   6.82
Directors and Executive
Officers of Company as a
group (12 persons).
*less than 1%

     For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days.
Beneficial ownership does not include, in the case of each director, 97,360 shares (2.91%) of the Common
Stock held by two trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named. The information provided is based on the records of the Company and on information furnished by the persons listed.

     Management is not aware of any arrangement, which could, at a subsequent date; result in a change in control of the Company.

     Section 16(a) Beneficial Ownership Reporting
Compliance

Section 16(a) of the Securities and Exchange Act of
1934 requires that directors and officers of the
Company and persons who beneficially own more than 10%
of its Common Stock file with the Company, the
Securities and Exchange Commission, and the American
Stock Exchange certain periodic reports, including an
Annual Statement of Beneficial Ownership on Form 5.
Due to an administrative oversight, no Annual
Statements of Beneficial Ownership were filed for any
officers or directors for the years ending December 31,
1998 and 1999.  All such late reports subsequently were
filed on or about April 30, 2000.  The following is a
listing of each reporting person who failed to file a
Form 5 for the stated periods and the number of
transactions with respect to which no Forms 5 were
filed.
Individual's name                        No. of
Transactions                     Year

Bernard K. Cough                        3
1998
Dwight L. Eaton               1                1999
H. Lee Judd                   1              1998
Robert M. Phillips            1              1998

In addition, Sheldon F. Goldthwait, Jr., John P.
Reeves, Dwight L. Eaton, Virginia M. Vendrell, Marsha
C. Sawyer, and Marlene S. Haskell maintain Bar Harbor
Bankshares stock within the Bank's 401K plan. Small intermittent purchases and sales were made during 1998 and 1999 at market prices.

MANAGEMENT OF THE COMPANY

Directors

     Management recommends that the number of directors
for the coming year be set at 10. The Bylaws of the
Company provide for no fewer than 9 or more than 27
directors, with directors serving staggered terms of
three years. The Board of Directors has restructured
the Board membership and is nominating for re-election
seven incumbent directors and three new directors.
Colwell, Cough, Eaton, Foster, Judd, Reeves, and Tyson
have been nominated for re-election and have been
assigned new staggered terms.  Read was appointed to
the Board in April and is standing for election for a
three year term.   Ahern and Cook are new nominees and
are being nominated for a one-year term and a three-year term, respectively. Each of these persons has consented to be named as a nominee and to serve if elected.

     The following table sets forth the names, occupations, ages and terms of service of all directors:

                    Principal Occupation         Age     Year
                    Now and for                  as of   First
Name                past 5 Years                 8/18/0  Elected
                                                 0       Directo
                                                         r
Nominated for a
Term Expiring in
2001

Paul G. Ahern       President and CEO of BTI     40      NOMINEE
                    Financial Group, a wholly
                    owned subsidiary of the
                    Company, since March 2000.
                    Previously Vice President
                    and Trust Investment
                    Officer the Bank.

Bernard K. Cough    Treasurer of Atlantic        73      1985
                    Oakes, Inc., Atlantic Eyrie
                    and several other resort
                    motels, Bar Harbor, Maine

Ruth S. Foster      Former State Senator and     71      1986
                    owner of Ruth Foster's
                    (retail clothing),
                    Ellsworth, Maine

John P. Reeves      Retired; formerly President  66      1984
                    and Chief Executive Officer
                    of the Company and the
                    Bank, Bar Harbor, Maine



                    Principal Occupation         Age     Year
                    Now and for                  as of   First
Name                past 5 Years                 8/18/0  Elected
                                                 0       Directo
                                                         r

Nominated for a
Term Expiring in
2002

Thomas A. Colwell   President of Colwell Bros.,  56      1991
                    Inc. (lobster pounding) of
                    Stonington, Maine

Dwight L. Eaton     Retired February 2000.       65      1988
                    Formerly President and CEO
                    of BTI Financial Group and
                    Senior Vice President and
                    Trust Officer of Bar Harbor
                    Banking and Trust Company;
                    Vice President of the
                    Company since 1987

H. Lee Judd         President of Hinckley        54      1997
                    Insurance Group and
                    Hinckley Real Estate,
                    Southwest Harbor, Maine


Nominating for a
term expiring in
2003:

Warren S. Cook      President of JAX Research    55      NOMINEE
                    Systems of Bar Harbor,
                    Maine since 1999.
                    Previously served as a
                    senior executive of
                    American Skiing Company and
                    Sugarloaf Mountain
                    Corporation

Dean S. Read       President and Chief           53      2000
                   Executive Officer of the
                   Company and the Bank since
                   April 2000.  Executive Vice
                   President of the Company
                   and the Bank since January
                   2000. Formerly, Senior
                   Relations Manager of Key
                   Bank Corporation, Augusta,
                   Maine.

Lynda Z. Tyson     Self employed writer and      45      1993
                   marketing consultant.
                   Formerly Chief Operating
                   Officer and Marketing
                   Director of Tyson &
                   Partners, Marketing
                   Consultants of Bar Harbor,
                   Maine

     Nominees for election to the Board are selected by the full Board. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main
Street, Bar Harbor, Maine 04609, not less than three months in advance of the date of the Annual Meeting.

     The Board of Directors of the Company held seven meetings in 1999. The Bylaws of the Company provide for quarterly meetings. Each director attended at least 75% of the total number of meetings held by the Board of Directors in 1999.

     The Board of Directors of the Bank met monthly during 1999. Each director attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.

Executive Officers

     Each principal executive officer of the Company is identified in the following table, which also sets forth the respective office, age, and period served in that office for each person listed.

                                                          Year
                 Principal Occupation Now and    Age as   First
Name             for                             of       Electe
                 Past 5 Years                    8/18/00  d
                                                          Office
                                                          r
John P. Reeves   Chairman of the Board of the    66       1984
                 Company and the Bank since
                 October 1999.  Formerly served
                 as President and Chief
                 Executive Officer of the
                 Company and the Bank. Mr.
                 Reeves retired effective
                 December 31, 1995.
                                                 62       1984
Sheldon F.       Former President and Chief
Goldthwait, Jr.  Executive Officer of the
                 Company and the Bank. Retired
                 April 2000.

Dean S. Read     President and Chief Executive   53       2000
                 Officer of the Company and the
                 Bank since April 2000.
                 Executive Vice President of the
                 Company and the Bank since
                 January 2000. Formerly Senior
                 Relations Manager of Key Bank
                 Corporation in Augusta, Maine.

Dwight L. Eaton  Chairman of the Board of BTI    65       1987
                 Financial Group.  Retired
                 Senior Vice President and Trust
                 Officer of the Bank; Vice
                 President of the Company since
                 1987; formerly Vice President
                 and Trust Officer of the Bank.




                                                          Year
                 Principal Occupation Now and    Age as   First
Name             for                             of       Electe
                 Past 5 Years                    8/18/00  d
                                                          Office
                                                          r
Virginia M.      Treasurer and Chief Financial   50       1991
Vendrell         Officer since December 1992;
                 formerly Treasurer of the Bank
                 since December 1989 and
                 Treasurer of the Company since
                 October 1990.

Marsha C.        Clerk of the Company since July 47       1986
Sawyer           1986; Clerk and Senior Vice
                 President of the Bank since
                 1999; formerly Vice President
                 of the Bank.

     The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Chief Executive Officer.


Committees

     The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board shall designate from among its members an Executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The
Executive Committee for 1999 included Messrs. Reeves,
Colwell, Eaton, Dodge, and Ms. Tyson, and until his retirement in April, Mr. Goldthwait. The Executive
Committee did not meet in 1999.

     The Bylaws provide that the Board may elect or appoint such other committees, as it may deem necessary or convenient to the operations of the Company. The
Board has appointed a standing Audit Committee and a standing Compensation Committee. It has not appointed a Nominating Committee, and nominations are considered by the Board as a whole.

     The Audit Committee is responsible for assisting the Board of Directors to fulfill its fiduciary obligations with respect to the accounting, financial reporting, internal control and compliance functions of the Company and its subsidiaries. The Committee recommends to the Board and the shareholders the appointment of independent accountants and oversees the audit function. It meets with and reviews the audit plans and reports of both the internal and independent auditors for the Company, including the matters required to be discussed by Statement on Accounting
Standards 61. The Audit Committee has received the written disclosures and the letter from the independent accountants for the Company required by Independence
Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The current members of the Audit Committee include Messrs.
Carter, Colwell, Gilfillan, Friend, McCurdy and Newman and Ms. Foster. The Audit Committee met four times during 1999.


     The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement and labeled "Appendix A." All members of the Audit Committee are independent within the meaning of Section 121(A) of the listing standards of the American Stock Exchange.

     The Compensation Committee is responsible for
setting compensation levels for all employees,
including executive officers. The Compensation
Committee for 1999 included Messrs. Eaton, Brown,
Dodge, Phillips, Reeves, Ms. Sawyer, and until his
retirement in April 2000, Mr. Goldthwait. The
Compensation Committee met nine times during 1999.
 .


Family Relationships and Other Arrangements

     There are no family relationships among any director, executive officer, or person nominated by the Company to become a director or executive officer.
There are also no arrangements or understandings between any nominee, director, executive officer, or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.




COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all annual compensation received during each of the Company's last three fiscal years by Sheldon F. Goldthwait, Jr., Lewis
H. Payne, l and Dwight L. Eaton who are the only executive officers for whom compensation exceeded
$100,000 in any year. Compensation for all officers was paid by the Bank.

SUMMARY COMPENSATION TABLE                          Other
ANNUAL COMPENSATION        Year  Salary    Incent   Annual
                                 ($)       ive      Compensati
                                           ($)      on ($)

Sheldon F. Goldthwait, Jr. 1997  155,000   19,737   0
Retired President and      1998  158,000   22,202   0
Chief Executive Officer    1999  160,380    6,309   0
Dwight L. Eaton            1997  98,000    12,984   0
Retired Senior Vice        1998  100,950   14,115   0
President and
Trust Officer              1999  102,470    9,546   0
Lewis H. Payne             1997  93,500    12,237   0
Past Executive Vice        1998  99,300    13,683   0
President
                           1999  106,512   3,795    0


ALL OTHER COMPENSATION ($)
                                   Deferred  Other
                                   CompensatiCompensat
                            Year   on        ion
Sheldon F. Goldthwait, Jr.  1997     26,656     3,885
                            1998     46,223     6,683
                            1999     48,808     4,097
Dwight L. Eaton             1997     37,450     4,747
                            1998     44,039     4,065
                            1999     50,857     2,933
Lewis H. Payne              1997          0     1,848
                            1998          0     1,561
                            1999          0       616

Items included in the Deferred Compensation reflect accounting entries for the Company's Deferred
Compensation Plans. Items included in the Other
Compensation column include social club dues, imputed life insurance amounts, and reimbursed spousal travel expenses.

Pursuant to Non-Qualified Deferred Compensation
Agreements Mr. Goldthwait, Mr. Payne and Ms. Vendrell
each voluntarily deferred a portion of their 1997,
1998, and 1999 base salaries.  These deferred amounts
are included in the base salaries disclosed in the
Compensation Table.   All three plans have been paid
out or are in paying status as of the year 2000.

     The Bank has an incentive plan for which all
employees, including the executive officers listed
above, are eligible.  The Bank utilizes the Performance
Compensation Plan for Stakeholders developed by Mike
Higgins & Associates, Inc.  The plan creates an
incentive model based on multiple goal achievements and
is weighted to provide potential payments based on
improvement over pre-established measures.  Goals are
established in the areas of profit, growth,
productivity, and quality.  Examples of these measures
include growth in the area of deposits, loans, and Net
Interest Margin, and reduction in the Bank's efficiency
ratio.  A before tax earnings threshold for 1999 of
$8,600,000 was established before any incentive began
to accrue.   Payments to each Bank employee were made
in December 1999 and January 2000 for the 1999 calendar year equal to 6.5% of each employee's salary.

Compensation Committee

     The Company has a seven member Compensation
Committee that includes both directors and representatives of management. The Compensation
Committee meets several times each year and makes compensation recommendations for the ensuing year to the full Board of Directors for all employees, including executive officers. The recommendations of the Compensation Committee are then considered by the full Board.

Compensation Committee Interlocks and Insider
Participation

     The Compensation Committee for 1999 included
Messrs. Brown, Dodge, Eaton, Goldthwait, Phillips,
Reeves, and Ms. Sawyer.   Messrs. Brown, Dodge, Eaton,
Goldthwait, Phillips and Reeves served on the Board of Directors. Ms. Sawyer did not serve on the Board of Directors, but served as a voting member of the Committee. Messrs. Eaton and Goldthwait and Ms. Sawyer were full time employees of the Bank during 1999. Each abstained from participating in discussion, formulating recommendations or voting with respect to his or her own compensation. Mr. Dodge served as chairman of the Committee.

Report of the Compensation Committee on Executive
Compensation

     The Board of Directors of the Bank has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Goldthwait, Eaton, and Payne during the last fiscal year, the Board of Directors considered, among other factors, individual performance, years of service, and salary surveys of executive officers at comparable financial institutions in Maine and New England. The Board of Directors also reviewed the Bank's overall performance and the performance of the Bank in relationship to that of other similarly situated banks in Maine and New
England.

     The foregoing report to stockholders regarding compensation has been submitted by the 1999
Compensation Committee, including Messrs. Brown,
Goldthwait, Reeves, Dodge, Phillips, Eaton and Sawyer.


Compensation of Directors

     Each of the directors of the Company is a director of the Bank and as such receives a fee of $300 for each Full Board meeting of the Bank attended and $250 for each committee meeting attended. The fee paid for the attendance at the Annual Meeting is $500.00 per member of the Board of Directors. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company as such. Those directors of the Bank who are also officers do not receive directors' fees.
EMPLOYEE BENEFIT PLANS

     The Company has two non-qualified supplemental retirement plans for certain officers, including
Messrs. Reeves, Eaton, Goldthwait and MacDonald. The agreements provide supplemental retirement benefits payable in installments over a period of years upon retirement or death. The Company recognizes the cost associated with the agreements over the service lives of the participating officers. For 1999, 1998, and 1997, the expense of these supplemental plans was $140,900, $138,600, and $127,600, respectively.


401(k) Plan
     The Bank has a contributory 401(k) plan available to all employees. Employees may contribute between 1% and 15% of their compensation, to which the Bank will match 25% of the first 6% contributed. For the years ended December 31, 1999, 1998, and 1997, the Bank contributed $52,250, $51,300, and $49,500, respectively. In 1999, 1998 and 1997, the Board of
Directors voted to credit each eligible participant's
401(k) account with 3% of salary. Total contributions made were $133,950, $127,400 and $122,800 for the years ended December 31, 1999, 1998, and 1997, respectively.



Retirement Plans

     The Bank has entered into deferred compensation agreements with Messrs. Reeves, Goldthwait, and Eaton whereby those individuals, or their beneficiaries, will receive upon death or retirement, an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 per annum (in the case of Mr.
Reeves), and in the amount of $10,000 per annum (in the case of Messrs. Goldthwait and Eaton). These plans are unfunded and benefits are paid out of Bank earnings.
All three are now retired. Mr. Reeves began drawing his annual installment on January 1, 1996. He receives
$5,300 annually, reduced for early retirement, under the terms of his agreement. Messrs. Eaton and Goldthwait retired in February and April 2000, respectively. Because he elected early retirement, Mr.
Goldthwait's annual benefit was reduced under the terms of his agreement to $6,800. Messrs. Eaton and Goldthwait began drawing their annual installments of $10,000 and $6,800, respectively in 2000.

     In 1993 the Company established a non-qualified supplemental retirement plan for Messrs. Reeves, Eaton, Goldthwait, and MacDonald. The agreements provide supplemental retirement benefits payable in installments over twenty years upon retirement or death. The Company recognizes the costs associated with the agreements over the service lives of the participating officers. In 1999, the Company modified the plan for Mr. Goldthwait, which resulted in a one-time expense of $639,700. The cost relative to the supplemental plan was $866,200, $138,600, and $127,600 for 1999, 1998, and 1997 respectively. The agreements with Messrs. Reeves, Eaton, Goldthwait, and MacDonald provide for annual installment payments in the amounts of $49,020, $22,600, $87,176 and $7,700 respectively.
Mr. Reeves began drawing his annual installment in January 1995, Mr. Eaton in March 2000, and Mr.
Goldthwait in April 2000.  Mr. Reeves and Mr.
Goldthwait are both receiving reduced payments under a predetermined early retirement schedule.

     Officers of the Bank are entitled to participate in certain group insurance benefits. In accordance with Bank policy, all such benefits are available generally to employees of the Bank.


TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL
STOCKHOLDERS

     The Company utilizes the occasional services of self-employed marketing consultants Charles and Lynda
Tyson.  Ms. Tyson serves as a director of the Company.
Management believes that the fees charged by the Tyson's are at least as favorable as any that could be obtained from persons not affiliated with the Company.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and their associates, including members of the Compensation Committee and Audit Committee. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. No such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.



PERFORMANCE GRAPH

The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the last five years. Total shareholder return is computed by taking the difference between the ending price of the common stock at the end of the previous year and the current year, plus any dividends paid divided by the ending price of the common stock at the end of the previous year. For purposes of comparison, the graph also illustrates comparable shareholder return of American Stock Exchange (AMEX) banks as a group as measured by the AMEX Market Index and the peer group index as defined by AMEX. The graph assumes a $100 investment on December 31, 1994 in the common stock of each of the Company, the AMEX peer group banks and the AMEX Market Index as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1994.

Market values for 1997, 1998 and 1999 are based on information obtained from the American Stock Exchange.
Prior to 1997, the Company's stock was not listed on any exchange. Determinations of the market value of the Company's stock prior to its listing on the American
Stock Exchange are based on anecdotal information available to the Company as to the value at which its common stock traded in isolated transactions during those periods. While the graph represents a good faith estimate of shareholder return for the periods indicated, the valuations utilized for periods prior to 1997 are, of necessity, estimates and may not accurately reflect the actual value at which its common stock traded during those periods.

The following information is presented in a line graph in the printed Form 10-K:

            1994  1995   1996  1997  1998   1999
Bar Harbor
Banking
and Trust   100.0 195.   367.  411.  365.3  284.
Company     0     00     18    39    1      10
Peer Group
Index       100.0 132.   151.  247.  250.1  214.
            0     35     54    13    1      50
AMEX Broad
Market      100.0 128.   136.  163.  161.4  201.
Index       0     90     01    66    4      27


        APPROVAL OF INCENTIVE STOCK OPTION PLAN

General

During 2000, the Company's Board of Directors approved, subject to shareholder approval, the Bar Harbor
Bankshares, Inc. and its subsidiaries Incentive Stock
Option Plan of 2000 (the "Incentive Option Plan") which provides for the grant of incentive stock options
("Incentive Options") for the purchase of up to four hundred fifty thousand (450,000) shares of Bar Harbor
Bankshares' common stock as incentive awards to employees of Bar Harbor Bankshares, and its subsidiaries (the "Employees"). Executive officers are eligible for awards. Directors who are not full-time employees of the Company or one of its subsidiaries are not eligible. The Company and its subsidiaries presently have approximately 180 employees. The purpose of the Incentive Option Plan generally is to assist Bar
Harbor Bankshares, and its subsidiaries in attracting and retaining employees, to align their interests with those of shareholders, and to encourage and motivate
Employees to perform at levels that will contribute to both Bar Harbor Bankshares' financial performance and to the growth of the market value of Bar Harbor
Bankshares' common stock, thereby enhancing shareholder value. The Incentive Option Plan expires ten (10) years after its inception and no options may be granted thereafter. A proposal to approve the Incentive Option
Plan will be presented for action by shareholders at the annual meeting. The description of the Incentive
Option Plan set forth below is only a summary and is qualified in its entirety by reference to the full text of the Incentive Option Plan, a copy of which is available upon request from the Company.


Plan Administration

The Incentive Option Plan will be administered by Bar
Harbor Bankshares' Board of Directors. If a director is eligible as an Employee for the grant of an Incentive
Option, that director will recuse himself or herself and not participate in the discussion, nor vote on the award of the Incentive Option to him or her. Bar Harbor
Bankshares' Board of Directors is authorized

to make all determinations about the persons to whom and numbers of shares and amounts for which stock options will be granted under the Incentive Option
Plan,

to specify the terms and vesting schedule of all awards or grants under the Plan,

to interpret and make all other determinations under the Plan,

to prescribe, amend and rescind rules and regulations with respect to the operation of the Plan, and to take other actions relating to and reasonable or advisable in administering the Plan.

Incentive Stock Options

An Incentive Stock Option is a right that may be granted by the Board of Directors to an Employee under the Incentive Option Plan to purchase from Bar Harbor
Bankshares a number of shares of common stock during a specified period of time and at an agreed upon purchase price (the "Exercise Price"). Incentive Stock Options granted under the Incentive Option Plan are incentive stock options (ISO's") under Section 422A of the Internal Revenue Code of 1986 (the "Code"). The exercise price of common stock covered by each Incentive Stock Option granted will be set by the Board of Directors at the time the Option is granted, but may not be less than 100% of the fair market value (as determined by the Board of Directors in such manner as it, in its sole discretion, deems to be reasonable and appropriate) of a share of common stock at the time the Incentive Option is granted (or 110% of the fair market value in the case of an ISO granted to an Optioned who owns more than 10% of the voting power of the outstanding common stock).

Each Incentive Stock Option will become exercisable as specified by the Board of Directors under a vesting schedule, and, to the extent not previously exercised, will expire and may not thereafter be exercised after the earlier of:

the expiration date set by the Board of Directors at the time of grant (which may be no more than 10 years after the date of grant, or 5 years in the case of an ISO granted to an Employee who owns more than 10% of the voting power of the common stock),

90 days after the date of termination of the Employee's employment with a Bar Harbor Bankshares or subsidiary other than by reason of his or her death, disability, or termination for Cause (as defined in the Incentive
Option Plan);

12 months following the termination of the Employee's employment as a result of his or her death or disability; or

immediate termination if the Employee's employment is terminated for Cause, or if the Employee competes with Bar Harbor Bankshares or subsidiary (as defined in the Incentive Option Plan).

The aggregate fair market value (determined as of the date of grant) of common stock for which all such Incentive Stock options granted to any Employee may become exercisable for the first time in any calendar year may not exceed $100,000; and, in connection with any Incentive Stock Option granted, the Board may impose other restrictions or conditions as it may deem appropriate.

At the time an Incentive Stock Option is exercised, the Employee exercising the Option (the "Optionee") must make full payment in cash of the aggregate Exercise
Price for shares being purchased. Optionees will have no rights as stockholders of Bar Harbor Bankshares with respect to any shares covered by Incentive Stock
Options granted to them until those Incentive Stock
Options have been exercised and the Exercise Price of those shares has been paid.

ISOs granted under the Incentive Option Plan are intended to qualify for certain favorable income tax treatment. Under the code, an Optionee is not taxed in the year in which an ISO is exercised, unless the rules under the alternative minimum tax apply. If an Optionee holds common stock purchased upon the exercise of an ISO for a period of at least two years following the date of grant and at least one year from the date the ISO is exercised (or dies while owning the stock), then, upon disposition of the common stock (or upon death while owning the stock), he or she (or his or her estate, as applicable) will realize capital gain equal to the excess of the sale price of the common stock over its Exercise Price. Bar Harbor Bankshares will not be permitted to take a tax deduction at any time in connection with ISOs, unless stock purchased upon exercise is disposed of prior to expiration of the two holding periods. If the Optionee exercises the ISO prior to the expiration of the two holding periods, the Optionee will realize ordinary income equal to the lesser of:

the difference between and fair market value of the shares on the date of exercise and the exercise price, or the difference between the exercise price and sales price,

Bar Harbor Bankshares is allowed to take a deduction for the same amount. At its discretion, Bar Harbor
Bankshares or its subsidiaries may withhold from an Optionee's salary, or any other amount due to that Optionee (or from shares being purchased from the exercise of an Incentive Stock Option), the amount of any required tax withholdings for which it is responsible.

Adjustments of Rights in Certain Events

In the event of increases, decreases or changes in Bar
Harbor Bankshares' outstanding common stock resulting from a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization or change in capitalization, the total number of shares authorized under the Plan and the purchase price per share shall be proportionately and appropriately adjusted.

Change in Control Transactions

Immediately prior to a Change in Control Transaction, each outstanding Incentive Stock Option will become immediately vested and may be exercised in full under the terms of the Plan. "Change in Control Transactions" include the acquisition of more than fifty percent (50%) of the stock of Bar Harbor Bankshares, the merger or consolidation of Bar Harbor Bankshares into or with another corporation, the sale of all or substantially all of the assets of Bar Harbor Bankshares the merger or consolidation of one or more of the Bar
Harbor Bankshares subsidiaries in which fifty percent
(50%) of the stock is not owned by Bar Harbor
Bankshares,
the subsidiary has a change of control in which 51% or more of its stock is acquired by another entity other than Bar Harbor Bankshares.



Amendments

The Board of Directors may, from time to time, amend, suspend, or terminate the Incentive Stock Option Plan.
However, no such action will adversely affect any Optionee's rights under any then outstanding Incentive
Stock option, and the Board shall not, without shareholder approval,

increase the maximum number of shares of common stock authorized for issuance under the Plan;
change the eligible employees who may receive Options;
reduce the basis upon which the minimum Option Price is determined, extend the period within which Options under the Plan may be granted; or provide for an Option that is exercisable during a period of more than ten (10) years from the date on which it is granted.

Under current Maine law, any increase in the aggregate number of shares issuable under the Incentive Stock
Option Plan would require approval by the Company's shareholders.

As a condition to the distribution of shares of common stock upon the exercise of Options under the Incentive
Option Plan, the Employee may be required to pay to the Company, or the Company may withhold the amount of any federal or state income or other taxes applicable to income that the Employee is considered to realize from such delivery and that the Board of Directors believes the Company or any of its subsidiaries is required by law to withhold.

Regulatory Approval

No regulatory approval of the Incentive Option Plan is required.

The Board of Directors recommends that shareholders vote their shares "FOR" approval of the proposed
Incentive Option Plan. The favorable vote of a majority of the outstanding shares of Bar Harbor Bankshares is required for approval of Proposal 5.




      APPROVAL OF NON-QUALIFIED STOCK OPTION PLAN

During 2000, the Bank's Board of Directors approved, subject to shareholder approval, the Bar Harbor
Bankshares, Non-Qualified Directors' Stock Option Plan of 2000 (the "Non-Qualified Option Plan") which provides for the grant of stock options)"Non-Qualified
Options") for the purchase of up to fifty thousand
(50,000) shares of Bar Harbor Bankshares' common stock as incentive awards to directors of Bar Harbor
Bankshares and each of its subsidiaries (the
"Directors"). The purpose of the Non-Qualified Option
Plan generally is to assist Bar Harbor Bankshares and its subsidiary boards in attracting and retaining
Directors, to align their interests with those of shareholders, and to encourage and motivate Directors to perform at levels that will contribute to both Bar
Harbor Bankshares' financial performance and to the growth of the market value of Bar Harbor Bankshares' common stock, thereby enhancing shareholder value. The
Non-Qualified Option Plan expires ten (10) years after its inception and no options may be granted thereafter.
The description of the Non-qualified Option Plan set forth below is only a summary and is qualified in its entirety by reference to the full text of the Non-
Qualified Option Plan, a copy of which is available upon request from the Company.




Plan Administration

The Non-Qualified Option Plan will be administered by Bar Harbor Bankshares' Board of Directors. Bar Harbor
Bankshares' Board of Directors is authorized

to make all determinations regarding the Directors to whom and numbers of shares and amounts for which stock options will be granted under the Non-Qualified Option
Plan,
to specify the terms and vesting schedule of all awards or grants under the Plan, to interpret and make all other determinations under the Plan, to prescribe, amend and rescind rules and regulations with respect to the operation of the Plan, and to take other actions relating to and reasonable or advisable in administering the Plan.

Non-Qualified Stock Options

A Non-Qualified Option is a right that may be granted by the Board of Directors to a director under the Non-
Qualified Option Plan to purchase from Bar Harbor
Bankshares a number of shares of common stock during a specified period of time and at an agreed upon purchase price (the "Exercise Price"). Non-Qualified Stock
Options granted under the Non-Qualified Option Plan are Non-Qualified Options and are not issued pursuant to
Section 422A of the Internal Revenue Code of 1986 (the
"Code"). The exercise price of common stock covered by each Incentive Stock Option granted will be set by the Board of Directors at the time the Option is granted, but may not be less than 100% of the fair market value
(as determined by the Board of Directors in such manner as it, in its sole discretion, deems to be reasonable and appropriate) of a share of common stock at the time the Non-Qualified Option is granted.

Each Non-Qualified Option will become exercisable as specified by the Board of Directors under a vesting schedule, and to the extent not previously exercised, will expire and may not thereafter be exercised after the earlier of:

the expiration date set by the Board of Directors at the time of grant (which may be no more than 10 years after the date of grant),

90-days after the date of termination of the Director's term of service as a Director of Bar Harbor Bankshares, or subsidiary board, other than by reason of his or her death, disability, or termination for Cause (as defined in the Non-Qualified Option Plan);

12-months following the termination of the Director's term of service as a Director of Bar Harbor Bankshares, or subsidiary board, as a result of his or her death or disability; or

immediate termination if the Director's term of service as a Director of Bar Harbor Bankshares, or subsidiary board, is terminated for Cause, or if the Director competes with the Bar Harbor Bankshares or subsidiary
(as defined in the Non-Qualified Option Plan).

In connection with any Non-Qualified Option granted, the Board may impose other restrictions or conditions, as it may deem appropriate.

At the time a Non-Qualified Option is exercised, the Director exercising the Option (the "Option") must make full payment in cash of the aggregate Exercise Price for shares being purchased. Optionees will have no rights as stockholders of Bar Harbor Bankshares with respect to any shares covered by Non-Qualified Options granted to them until those Non-Qualified Options have been exercised and the Exercise Price of such shares has been paid to Bar Harbor Bankshares.

Non-Qualified Options granted under the Non-Qualified
Option Plan will not qualify for the same favorable income tax treatment as is applicable to Incentive
Stock Options. An Optionee will be taxed in the year in which a Non-Qualified Option is exercised. For the tax year in which the Optionee exercises the Option, the Optionee will recognize as taxable income the difference in the fair market value of the common stock on the date of exercise and the Exercise Price. If an Optionee holds common stock purchased upon the exercise of a Non-Qualified Option for a period of at least one year from the date the Non-Qualified Option was exercised, then, upon disposition of the common stock, he or she will realize capital gain equal to the excess of the sale price of the common stock over the amount recognized as income for tax purposes when the option is exercised. Bar Harbor Bankshares will be permitted to take a tax deduction when an Optionee exercises a Non-Qualified Option in the same amount that the Optionee recognizes as income.

Adjustments of Rights in Certain Events

In the event of increases, decreases or changes in Bar
Harbor Bankshares' outstanding common stock resulting from a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization, the total number of shares authorized under Plan and the purchase price per share shall be proportionately and appropriated adjusted.

Change in Control Transactions

Immediately prior to a Change in Control Transaction, each outstanding Non-Qualified Option will become immediately vested and may be exercised in full under the terms of the Plan. "Change in Control Transactions" include the acquisition of more than fifty percent (50%) of the stock of Bar Harbor Bankshares, the merger or consolidation of Bar Harbor Bankshares into or with another corporation, the sale of all or substantially all of the assets of Bar Harbor Bankshares the merger or consolidation of one or more of the Bar
Harbor Bankshares subsidiaries in which fifty percent
(50%) of the stock is not owned by Bar Harbor
Bankshares,
the subsidiary has a change of control in which 51% or more of its stock is acquired by another entity other than Bar Harbor Bankshares.


Amendments

The Board of Directors may, from time to time, amend, suspend, or terminate the Non-Qualified Stock Option
Plan. However, no such action will adversely affect any Optionee's rights under any then outstanding Non-
Qualified Stock Option, and the Board may not

increase the maximum number of shares of common stock authorized for issuance under the Plan, change the eligible persons who may receive Options to other than members of the Board of Directors, reduce the basis upon which the minimum Option Price is determined, extend the period within which Options under the Plan may be granted, or provide for an Option that is exercisable during a period of more than ten (10) years from the date on which it is granted.

Regulatory Approval

No regulatory approval of the Non-Qualified Option Plan will be required.

The Board of Directors recommends that shareholders vote their shares "FOR" approval of the proposed Non-
Qualified Option Plan. The favorable vote of a majority of the outstanding shares of Bar Harbor Bankshares is required for approval of Proposal 6.


SELECTION OF AUDITORS

     Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The
Board recommends that its selection of Berry, Dunn, McNeil & Parker as the principal independent accountant for the Company for the year 2000 be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.


OTHER MATTERS

     Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.




FINANCIAL STATEMENTS

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH ANY
STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY THE
COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON
FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL
STATEMENT SCHEDULES FOR THE LAST FISCAL YEAR. IN
ACCORDANCE WITH FEDERAL DEPOSIT INSURANCE CORPORATION
REGULATIONS, UPON WRITTEN REQUEST, STOCKHOLDERS MAY
ALSO OBTAIN THE BANK'S MOST RECENT ANNUAL DISCLOSURE
STATEMENT THAT CONTAINS FINANCIAL INFORMATION COVERING
THE LAST TWO YEARS.

     Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on August 18, 2000, which is the record date for this proxy solicitation.
Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar
Harbor, ME  04609.

     Financial statements of the Company contained in the Company's Annual Report to Stockholders for the fiscal year 1999 are not to be considered a part of this soliciting material.

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals for
consideration at the 2001 Annual Meeting, which is presently scheduled for October 2, 2001. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 1, 2001, which is 120 days in advance of the proposed mailing date of the 2001 proxy materials. Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor
Bankshares, 82 Main Street, Bar Harbor, ME 04609.





By Order of the Board of Directors

Marsha C. Sawyer, Clerk
                     ATTACHMENT A

                 BAR HARBOR BANKSHARES
       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                        CHARTER

PURPOSE

The Audit Committee (the "Committee") assists the Board of Directors (the "Board") of Bar Harbor Bankshares
(the "Company") in their responsibilities to oversee the independence of the independent auditor and evaluate the Company's financial reporting practices, accounting policies and internal control structure.

The Audit Committee fulfills these responsibilities by carrying out the activities enumerated in Section VII of the Charter.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements specified in Section 121.A of the Amex
Company Guide. The members of the Committee will be elected annually at the organizational meeting of the full Board held in October. The Board will select one
Committee member to the Committee Chair.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission
(SEC); (ii) the review of quarterly financial statements; (iii) the system of internal controls that management has established; and (iv) the internal audit, external audit and loan review processes. In addition, the Committee provides an avenue for communication between the internal auditor, the independent auditor, financial management and the Board. The Committee should have a clear understanding with the independent auditor that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent auditor is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to prior approval of the Board, the Committee is granted authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee will meet at least four times annually, or more frequently as circumstances dictate. The
Committee may, at its discretion, meet in separate executive sessions with the chief financial officer, independent auditor and internal auditor.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee
Chair may request that members of management and representatives of the independent auditor and internal auditor be present at Committee meetings.

SPECIFIC DUTIES

To fulfill its responsibilities and duties the Audit
Committee shall:

  Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Amex Audit Committee requirements. The charter is to be published as an appendix to the proxy statement every three years.

  Evaluate, select, and where appropriate, replace an independent auditor who is ultimately accountable to the Audit Committee and Board of Directors as representatives of the Company's shareholders.

  Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include an explanation from the independent auditor of the factors considered by the auditor in determining the audit scope, including the major risk factors. The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditor.

  Review with management, the internal auditor and independent auditor, the Company's accounting and financial reporting controls.

  Review with management, the internal auditor and the independent auditor significant accounting and reporting principles, practices and procedures applied by the company in preparing its financial statements. Discuss with the independent auditor their judgments about the quality, not just the acceptability of the Company's accounting principles used in financial reporting. Review legal and regulatory matters that may significantly impact the financial affairs or operations of the Company.

  Inquire as to the independence of the independent auditor and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1,
  Independence Discussions with Audit Committees.

  Review with financial management and the independent auditor the quarterly financial statements preferably prior to the release of earnings but no later than the filing of the Form 10-Q. The review will focus on the impact of significant events, transactions and changes in accounting estimates considered by the independent auditor in performing their review of the Company's interim financial statements. The Chair of the Committee may represent the entire committee for purpose of this review.

  At the completion of the annual audit, review with management, internal audit and the independent auditor the following:

The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-
K.

Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

Any significant changes to the audit plan and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditor during the audit, including access to all requested records, data and information. Inquire of the independent auditor whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

Other communications as required to be communicated by the independent auditor by Statement of Auditing
Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Such communication should include a discussion of the independent auditor's judgment about the quality of the Company's accounting principles.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the company's annual report on Form 10-K.

  Meet with management, the internal auditor and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as "reportable conditions". The Committee should review responses of management to the reportable conditions from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

  Review the appointment, replacement and compensation of both the internal auditor and loan review officer. The internal auditor and loan review officer will report directly to the audit committee chairman and administratively to a designated senior officer.

  Review the scope of the annual internal audit and loan review plans. Evaluate the internal auditor's risk assessment of the company's activities used in developing the annual audit plan.

  Receive reports of major findings from the internal auditor and the loan review officer and evaluate management's response in addressing the reported conditions.

  Evaluate the performance of and, where appropriate, replace the internal auditor and loan review officer.

  The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.



                 BAR HARBOR BANKSHARES

                    82 Main Street
                 Bar Harbor, ME  04609

              THIS PROXY IS SOLICITED ON
                BEHALF OF THE BOARD OF
                       DIRECTORS


    The  undersigned hereby appoints Lynda Z. Tyson,
Bernard K. Cough, and H. Lee Judd, as Proxies,  each
with  power  to  appoint  a substitute,  and  hereby
authorizes  them  to  represent  and  to  vote,   as
designated on the reverse side, all of the shares of Common Stock of the Company held of record by the undersigned as of close of business on August 18.
2000 the Annual Meeting of Stockholders to be held on October 3, 2000 or at any adjournment thereof.




          (To be signed on the Reverse Side)

X    PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

ELECTION OF DIRECTORS

  5. To elect four persons to serve as Directors for a term of one year:
      Paul G. Ahern
      Bernard K. Cough
      Ruth S. Foster
      John P. Reeves
  5. To elect three persons to serve as Directors for a term of two years:
       Thomas A. Colwell
       Dwight L. Eaton
       H. Lee Judd
  3.To elect three persons to serve as Directors for a term of three year
       Warren S. Cook
       Dean S. Read
       Lynda Z. Tyson

OTHER BUSINESS:

  4.To set the number of Directors for the ensuing year at 10.
  5.   To approve the Bar Harbor Bankshares Incentive
     Stock Option Plan
  6. To approve the Bar Harbor Bankshares Non-Qualified Directors Stock Option Plan
  7. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank for the ensuing year.
     8.To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items, 4, 5, 6, and 7, for the nominees listed in Items 1, 2 and 3, and in the discretion of management with respect to any other matters, which may come before the Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENVELOPE PROVIDED.

SIGNATURE __________________  DATE _____________

SIGNATURE __________________  DATE  _____________

NOTE: Please sign exactly as name appears above. Only one joint tenant needs sign. When signing as attorney, executor, administrator, trustee, or guardian, or in any representative capacity, please give full title.